SEGMENT INFORMATION
                                 TECHNE CORPORATION AND SUBISIDARIES
                            (in thousands of $'s, except per share data)

                                                                      Increase (Decrease)
                               Fiscal 2006                                 From Fiscal 2005
                  ------------------------------------------------ ----------------------------------------
                   First  Second  Third   Fourth          Percent   First  Second  Third   Fourth
                  Quarter Quarter Quarter Quarter  YTD    of Sales Quarter Quarter Quarter Quarter   YTD
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
Sales              47,709  48,029  54,813  52,066 202,617    100%    6,790   5,782   6,878   4,515   23,965
Cost of sales      11,096  10,695  12,105  11,822  45,718     23%    2,209   1,754   2,967   1,975    8,905
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
Gross margin       36,613  37,334  42,708  40,244 156,899     77%    4,581   4,028   3,911   2,540   15,060

Gross margin
 percentage         76.7%   77.7%   77.9%   77.3%   77.4%

SG&A expense        6,454   7,980   6,901   6,269  27,604     14%      820   1,690     522      96    3,128
R&D expense         4,717   4,574   4,761   4,773  18,825      9%       29     (45)    130     332      446
Amortization
 expense              492     492     492     491   1,967      1%      187     186     187     186      746
Interest expense      223     238     245     258     964      --      (22)     60      52      52      142
Interest income      (974) (1,130) (1,082) (1,522) (4,708)    (2%)      79      59    (144)   (593)    (599)
Other non-
 operating
  ex., net            211     281     229     363   1,084      --     (255)   (135)    (94)    405      (79)
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
                   11,123  12,435  11,546  10,632  45,736     22%      838   1,815     653     478    3,784
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
Earnings before
 income taxes      25,490  24,899  31,162  29,612 111,163     55%    3,743   2,213   3,258   2,062   11,276
Income taxes        8,489   8,385  10,815  10,123  37,812     19%      934     633   1,350   1,140    4,057
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
                   17,001  16,514  20,347  19,489  73,351     36%    2,809   1,580   1,908    922    7,219
                  ======= ======= ======= ======= ======= ======== ======= ======= ======= ======= ========

Diluted earnings
 per share           0.43    0.42    0.52    0.49    1.85
Weighted average
 diluted shares
 outstanding       39,669  39,761  39,425  39,487  39,594




                                              BIOTECHNOLOGY  (1)
                                             (in thousands of $'s)

                                                                      Increase (Decrease)
                               Fiscal 2006                                 From Fiscal 2005
                  ------------------------------------------------ ----------------------------------------
                   First  Second  Third   Fourth          Percent   First  Second  Third   Fourth
                  Quarter Quarter Quarter Quarter  YTD    of Sales Quarter Quarter Quarter Quarter   YTD
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
Sales              37,599  37,697  43,013  40,076 158,385    100%    6,908   7,625   6,675   4,434   25,642
Intersegment sales (5,299) (6,555) (6,396) (5,711)(23,961)            (495) (1,351)   (798)    273   (2,371)
                  ------- ------- ------- ------- -------         -------- ------- ------- ------- --------
                   32,300  31,142  36,617  34,365 134,424            6,413   6,274   5,877   4,707   23,271

Cost of sales       8,470   8,147   9,125   8,597  34,339     22%    2,359   2,077   2,757   1,555    8,748
Intersegment sales (5,323) (6,140) (6,478) (5,757)(23,698)            (567)   (930)   (999)    240   (2,256)
                  ------- ------- ------- ------- ------- ------- -------- ------- ------- ------- --------
                    3,147   2,007   2,647   2,840  10,641            1,792   1,147   1,758   1,795    6,492

Gross margin       29,153  29,135  33,970  31,525 123,783     78%    4,621   5,127   4,119   2,912   16,779

Gross margin
 Percentage         77.5%   78.4%   78.8%   78.5%   78.3%

SG&A expense        3,639   4,194   4,199   3,410  15,442     10%      666     779     487      (7)   1,925
R&D expense         4,532   4,404   4,593   4,585  18,114     11%       32     (26)    161     338      505
Amortization
 expense              492     492     492     491   1,967      1%      187     186     187     186      746
Interest, net        (268)   (373)   (285)   (501) (1,427)    (1%)     146     191      35    (222)     150
                  ------- ------- ------- ------- ------- ------- -------- ------- ------- ------- --------
                    8,395   8,717   8,999   7,985  34,096     21%    1,031   1,130     870     295    3,326
                  ------- ------- ------- ------- ------- ------- -------- ------- ------- ------- --------
Pretax result      20,758  20,418  24,971  23,540  89,687     57%    3,590   3,997   3,249   2,617   13,453
                  ======= ======= ======= ======= ======= ======= ======== ======= ======= ======= ========

(1) Fiscal 2006 includes R&D Systems' Biotechnology Division,
    Fortron Bio Science, Inc., and BiosPacific, Inc.


                                              R&D SYSTEMS EUROPE
                                    (in thousands of British pound sterling)

                                                                      Increase (Decrease)
                               Fiscal 2006                                 From Fiscal 2005
                  ------------------------------------------------ ----------------------------------------
                   First  Second  Third   Fourth          Percent   First  Second  Third   Fourth
                  Quarter Quarter Quarter Quarter  YTD    of Sales Quarter Quarter Quarter Quarter   YTD
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
Sales               6,690   7,529   8,256   7,278  29,753     100%     610     721   1,125    (297)   2,159
Cost of sales       3,292   3,765   4,191   3,630  14,878      50%     361     632     966       8    1,967
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
Gross margin        3,398   3,764   4,065   3,648  14,875      50%     249      89     159    (305)     192

Gross margin
 percentage         50.8%   50.0%   49.2%   50.1%   50.0%

SG&A expense        1,004   1,185   1,070   1,115   4,374      15%      54      24      48      18      144
Interest income      (326)   (329)   (342)   (369) (1,366)     (5%)    (72)    (66)    (62)    (62)    (262)
Exchange loss/
 (gain)                15      26     (49)     (9)    (17)      --     (11)     70     (65)     39       33
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
                      693     882     679     737   2,991      10%     (29)     28     (79)     (5)     (85)
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
Pretax result       2,705   2,882   3,386   2,911  11,884      40%     278      61     238    (300)     277
                  ======= ======= ======= ======= ======= ======== ======= ======= ======= ======= ========

                                                 R&D SYSTEMS EUROPE
                                                (in thousands of $'s)

                                                                      Increase (Decrease)
                               Fiscal 2006                                 From Fiscal 2005
                  ------------------------------------------------ ----------------------------------------
                   First  Second  Third   Fourth          Percent   First  Second  Third   Fourth
                  Quarter Quarter Quarter Quarter  YTD    of Sales Quarter Quarter Quarter Quarter   YTD
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
Sales              11,875  13,106  14,496  13,477  52,954    100%      856     242     953    (412)   1,639
Cost of sales       5,844   6,554   7,358   6,723  26,479     50%      532     636   1,232      68    2,468
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
Gross margin        6,031   6,552   7,138   6,754  26,475     50%      324    (394)   (279)   (480)    (829)

Gross margin
 percentage         50.8%   50.0%   49.2%   50.1%   50.0%

SG&A expense        1,782   2,059   1,879   2,064   7,784     15%       60    (135)    (60)     53      (82)
Interest income      (579)   (572)   (600)   (680) (2,431)    (5%)    (119)    (75)    (69)   (115)    (378)
Exchange loss/
 (gain)                28      46     (87)    (17)    (30)     --      (19)    128    (116)     71       64
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
                    1,231   1,533   1,192   1,367   5,323     10%      (78)    (82)   (245)      9     (396)
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
Pretax result       4,800   5,019   5,946   5,387  21,152     40%      402    (312)    (34)   (489)    (433)
                  ======= ======= ======= ======= ======= ======= ======== ======= ======= ======= ========


                                                      HEMATOLOGY
                                                 (in thousands of $'s)

                                                                      Increase (Decrease)
                               Fiscal 2006                                 From Fiscal 2005
                  ------------------------------------------------ ----------------------------------------
                   First  Second  Third   Fourth          Percent   First  Second  Third   Fourth
                  Quarter Quarter Quarter Quarter  YTD    of Sales Quarter Quarter Quarter Quarter   YTD
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
Sales               3,534   3,781   3,700   4,224  15,239    100%     (479)   (734)     48     22      (945)
Cost of sales       2,105   2,134   2,100   2,259   8,598     56%     (115)    (29)    (23)   112       (55)
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
Gross margin        1,429   1,647   1,600   1,965   6,641     44%     (364)   (705)     71     108     (890)

Gross margin
 percentage         40.4%   43.6%   43.2%   46.5%   43.6%

SG&A expense          384     424     441     376   1,625     11%      (25)    (12)    (64)    (82)    (183)
R&D expense           185     170     168     188     711      5%       (3)    (19)    (31)     (6)     (59)
Interest, net         (37)    (50)    (40)    (74)   (201)    (2%)      19      27       4     (36)      14
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
                      532     544     569     490   2,135     14%       (9)     (4)    (91)   (124)    (228)
                  ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- --------
Pretax result         897   1,103   1,031   1,475   4,506     30%     (355)   (701)    162     232     (662)
                  ======= ======= ======= ======= ======= ======= ======== ======= ======= ======= ========


                                             CORPORATE AND OTHER (2)
                                            (in thousands of $'s)

                                                                  Increase (Decrease)
                               Fiscal 2006                          From Fiscal 2005
                  --------------------------------------- ----------------------------------------
                   First  Second  Third   Fourth          First  Second  Third   Fourth
                  Quarter Quarter Quarter Quarter  YTD    Quarter Quarter Quarter Quarter   YTD
                  ------- ------- ------- ------- ------- ------- ------- ------- ------- --------
Interest income        90     135     157     267     649      48      84     114     220      466
Rental income         342     337     287     320   1,286     323     284     (31)    (40)     536
                  ------- ------- ------- ------- ------- ------- ------- ------- ------- --------
                      432     472     444     587   1,935     371     368      83     180    1,002

SG&A expense          649   1,303     382     419   2,753     119   1,058     159     132    1,468
Interest expense      223     238     245     258     964      59      60      52      52      223
Other-Building
  expenses            443     490     520     529   1,982      79      12      (7)    197      281
Other-Hemerus
  losses               82      82      83     171     418       8       9      (2)     97      112
                  ------- ------- ------- ------- ------- ------- ------- ------- ------- --------
                    1,397   2,113   1,230   1,377   6,117     265   1,139     202     478    2,084
                  ------- ------- ------- ------- ------- ------- ------- ------- ------- --------
Pretax result        (965) (1,641)   (786)   (790) (4,182)    106    (771)   (119)   (298)  (1,082)
                  ======= ======= ======= ======= ======= ======= ======= ======= ======= ========

(2) Unallocated corporate expenses and Techne's share of losses by Hemerus Medical, LLC.